                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                    CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----                                ------------  ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                   Contractual      2.00%      July 1, 2013      June 30, 2018
   Class B Shares                   Contractual      2.75%      July 1, 2013      June 30, 2018
   Class C Shares                   Contractual      2.75%      July 1, 2013      June 30, 2018
   Class R Shares                   Contractual      2.25%      July 1, 2013      June 30, 2018
   Class R5 Shares                  Contractual      1.75%      July 1, 2013      June 30, 2018
   Class R6 Shares                  Contractual      1.75%      July 1, 2013      June 30, 2018
   Class Y Shares                   Contractual      1.75%      July 1, 2013      June 30, 2018

Invesco California Tax-Free Income
  Fund
   Class A Shares                   Contractual      1.50%      July 1, 2012      June 30, 2018
   Class B Shares                   Contractual      2.00%      July 1, 2012      June 30, 2018
   Class C Shares                   Contractual      2.00%      July 1, 2012      June 30, 2018
   Class R6 Shares                  Contractual      1.25%     April 4, 2017      June 30, 2018
   Class Y Shares                   Contractual      1.25%      July 1, 2012      June 30, 2018

Invesco Core Plus Bond Fund
   Class A Shares                   Contractual      0.75%   December 16, 2016  December 31, 2018
   Class B Shares                   Contractual      1.50%   December 16, 2016  December 31, 2018
   Class C Shares                   Contractual      1.50%   December 16, 2016  December 31, 2018
   Class R Shares                   Contractual      1.00%   December 16, 2016  December 31, 2018
   Class R5 Shares                  Contractual      0.50%   December 16, 2016  December 31, 2018
   Class R6 Shares                  Contractual      0.50%   December 16, 2016  December 31, 2018
   Class Y Shares                   Contractual      0.50%   December 16, 2016  December 31, 2018

Invesco Equally-Weighted S&P 500
  Fund
   Class A Shares                   Contractual      2.00%      July 1, 2012      June 30, 2018
   Class B Shares                   Contractual      2.75%      July 1, 2012      June 30, 2018
   Class C Shares                   Contractual      2.75%      July 1, 2012      June 30, 2018
   Class R Shares                   Contractual      2.25%      July 1, 2012      June 30, 2018
   Class R6 Shares                  Contractual      1.75%   September 24, 2012   June 30, 2018
   Class Y Shares                   Contractual      1.75%      July 1, 2012      June 30, 2018

Invesco Equity and Income Fund
   Class A Shares                   Contractual      1.50%      July 1, 2012      June 30, 2018
   Class B Shares                   Contractual      2.25%      July 1, 2012      June 30, 2018
   Class C Shares                   Contractual      2.25%      July 1, 2012      June 30, 2018
   Class R Shares                   Contractual      1.75%      July 1, 2012      June 30, 2018
   Class R5 Shares                  Contractual      1.25%      July 1, 2012      June 30, 2018
   Class R6 Shares                  Contractual      1.25%   September 24, 2012   June 30, 2018
   Class Y Shares                   Contractual      1.25%      July 1, 2012      June 30, 2018

Invesco Floating Rate Fund
   Class A Shares                   Contractual      1.50%     April 14, 2006     June 30, 2018
   Class C Shares                   Contractual      2.00%     April 14, 2006     June 30, 2018
   Class R Shares                   Contractual      1.75%     April 14, 2006     June 30, 2018
   Class R5 Shares                  Contractual      1.25%     April 14, 2006     June 30, 2018
   Class R6 Shares                  Contractual      1.25%   September 24, 2012   June 30, 2018
   Class Y Shares                   Contractual      1.25%    October 3, 2008     June 30, 2018

Invesco Global Real Estate Income
  Fund
   Class A Shares                   Contractual      2.00%      July 1, 2009      June 30, 2018
   Class B Shares                   Contractual      2.75%      July 1, 2009      June 30, 2018
   Class C Shares                   Contractual      2.75%      July 1, 2009      June 30, 2018
   Class R5 Shares                  Contractual      1.75%      July 1, 2009      June 30, 2018
   Class R6 Shares                  Contractual      1.75%   September 24, 2012   June 30, 2018
   Class Y Shares                   Contractual      1.75%      July 1, 2009      June 30, 2018

See page 18 for footnotes to Exhibit A.

                                      CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                   VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                  ------------  --------------------- ------------------- ------------------
Invesco Growth and Income Fund
   Class A Shares                     Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R Shares                     Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares                    Contractual          1.75%             July 1, 2012       June 30, 2018
   Class R6 Shares                    Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                     Contractual          1.75%             July 1, 2012       June 30, 2018

Invesco Low Volatility Equity Yield
  Fund
   Class A Shares                     Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R Shares                     Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares                    Contractual          1.75%             July 1, 2012       June 30, 2018
   Class R6 Shares                    Contractual          1.75%            April 4, 2017       June 30, 2018
   Class Y Shares                     Contractual          1.75%             July 1, 2012       June 30, 2018
   Investor Class Shares              Contractual          2.00%             July 1, 2012       June 30, 2018

Invesco Pennsylvania Tax Free Income
  Fund
   Class A Shares                     Contractual          1.50%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.25%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R6 Shares                    Contractual          1.25%            April 4, 2017       June 30, 2018
   Class Y Shares                     Contractual          1.25%             July 1, 2012       June 30, 2018

Invesco S&P 500 Index Fund
   Class A Shares                     Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R6 Shares                    Contractual          1.75%            April 4, 2017       June 30, 2018
   Class Y Shares                     Contractual          1.75%             July 1, 2012       June 30, 2018

Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                     Contractual          0.79%          September 30, 2015  December 31, 2018
   Class C Shares                     Contractual          1.54%          September 30, 2015  December 31, 2018
   Class R5 Shares                    Contractual          0.54%          September 30, 2015  December 31, 2018
   Class R6 Shares                    Contractual          0.54%            April 4, 2017     December 31, 2018
   Class Y Shares                     Contractual          0.54%          September 30, 2015  December 31, 2018

Invesco Small Cap Discovery Fund
   Class A Shares                     Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R5 Shares                    Contractual          1.75%          September 24, 2012    June 30, 2018
   Class R6 Shares                    Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                     Contractual          1.75%             July 1, 2012       June 30, 2018

Invesco Strategic Real Return Fund
   Class A Shares                     Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2018
   Class C Shares                     Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2018
   Class R Shares                     Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2018
   Class R5 Shares                    Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2018
   Class R6 Shares                    Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2018
   Class Y Shares                     Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2018

See page 18 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                       VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                      ------------  ---------- ------------------- ---------------
Invesco Charter Fund
   Class A Shares                         Contractual      2.00%      July 1, 2009     June 30, 2018
   Class B Shares                         Contractual      2.75%      July 1, 2009     June 30, 2018
   Class C Shares                         Contractual      2.75%      July 1, 2009     June 30, 2018
   Class R Shares                         Contractual      2.25%      July 1, 2009     June 30, 2018
   Class R5 Shares                        Contractual      1.75%      July 1, 2009     June 30, 2018
   Class R6 Shares                        Contractual      1.75%   September 24, 2012  June 30, 2018
   Class S Shares                         Contractual      1.90%   September 25, 2009  June 30, 2018
   Class Y Shares                         Contractual      1.75%      July 1, 2009     June 30, 2018

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual      2.00%      July 1, 2013     June 30, 2018
   Class B Shares                         Contractual      2.75%      July 1, 2013     June 30, 2018
   Class C Shares                         Contractual      2.75%      July 1, 2013     June 30, 2018
   Class R Shares                         Contractual      2.25%      July 1, 2013     June 30, 2018
   Class R5 Shares                        Contractual      1.75%      July 1, 2013     June 30, 2018
   Class R6 Shares                        Contractual      1.75%      July 1, 2013     June 30, 2018
   Class Y Shares                         Contractual      1.75%      July 1, 2013     June 30, 2018
   Investor Class Shares                  Contractual      2.00%      July 1, 2013     June 30, 2018

Invesco Summit Fund
   Class A Shares                         Contractual      2.00%      July 1, 2009     June 30, 2018
   Class B Shares                         Contractual      2.75%      July 1, 2009     June 30, 2018
   Class C Shares                         Contractual      2.75%      July 1, 2009     June 30, 2018
   Class P Shares                         Contractual      1.85%      July 1, 2009     June 30, 2018
   Class R5 Shares                        Contractual      1.75%      July 1, 2009     June 30, 2018
   Class R6 Shares                        Contractual      1.75%     April 4, 2017     June 30, 2018
   Class S Shares                         Contractual      1.90%   September 25, 2009  June 30, 2018
   Class Y Shares                         Contractual      1.75%      July 1, 2009     June 30, 2018

                               AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                       VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                      ------------  ---------- ------------------- ---------------
Invesco European Small Company Fund
   Class A Shares                         Contractual      2.25%      July 1, 2009     June 30, 2018
   Class B Shares                         Contractual      3.00%      July 1, 2009     June 30, 2018
   Class C Shares                         Contractual      3.00%      July 1, 2009     June 30, 2018
   Class R6 Shares                        Contractual      2.00%     April 4, 2017     June 30, 2018
   Class Y Shares                         Contractual      2.00%      July 1, 2009     June 30, 2018

Invesco Global Core Equity Fund
   Class A Shares                         Contractual      1.22%    January 1, 2017    April 30, 2019
   Class B Shares                         Contractual      1.97%    January 1, 2017    April 30, 2019
   Class C Shares                         Contractual      1.97%    January 1, 2017    April 30, 2019
   Class R Shares                         Contractual      1.47%    January 1, 2017    April 30, 2019
   Class R5 Shares                        Contractual      0.97%    January 1, 2017    April 30, 2019
   Class R6 Shares                        Contractual      0.97%     April 4, 2017     April 30, 2019
   Class Y Shares                         Contractual      0.97%    January 1, 2017    April 30, 2019

Invesco International Small Company Fund
   Class A Shares                         Contractual      2.25%      July 1, 2009     June 30, 2018
   Class B Shares                         Contractual      3.00%      July 1, 2009     June 30, 2018
   Class C Shares                         Contractual      3.00%      July 1, 2009     June 30, 2018
   Class R5 Shares                        Contractual      2.00%      July 1, 2009     June 30, 2018
   Class R6 Shares                        Contractual      2.00%   September 24, 2012  June 30, 2018
   Class Y Shares                         Contractual      2.00%      July 1, 2009     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------- ------------------ --------------
Invesco Small Cap Equity Fund
   Class A Shares                           Contractual         2.00%             July 1, 2009    June 30, 2018
   Class B Shares                           Contractual         2.75%             July 1, 2009    June 30, 2018
   Class C Shares                           Contractual         2.75%             July 1, 2009    June 30, 2018
   Class R Shares                           Contractual         2.25%             July 1, 2009    June 30, 2018
   Class R5 Shares                          Contractual         1.75%             July 1, 2009    June 30, 2018
   Class R6 Shares                          Contractual         1.75%          September 24, 2012 June 30, 2018
   Class Y Shares                           Contractual         1.75%             July 1, 2009    June 30, 2018

                                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual  1.44% less net AFFE*   January 1, 2017   April 30, 2019
   Class C Shares                           Contractual  2.19% less net AFFE*   January 1, 2017   April 30, 2019
   Class R Shares                           Contractual  1.69% less net AFFE*   January 1, 2017   April 30, 2019
   Class R5 Shares                          Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2019
   Class R6 Shares                          Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2019
   Class Y Shares                           Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2019

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2019
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2019
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2019
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2019
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2019
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2019
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2019
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2019
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2019
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2019
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2019
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2019
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2019
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2019
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2019
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2019
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2019
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2019
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2019
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2019
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2019
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2019
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2019

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                             ------------  ---------- ------------------- ---------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual      0.25%    November 4, 2009   April 30, 2019
   Class AX Shares                               Contractual      0.25%   February 12, 2010   April 30, 2019
   Class B Shares                                Contractual      1.00%    November 4, 2009   April 30, 2019
   Class C Shares                                Contractual      1.00%    November 4, 2009   April 30, 2019
   Class CX Shares                               Contractual      1.00%   February 12, 2010   April 30, 2019
   Class R Shares                                Contractual      0.50%    November 4, 2009   April 30, 2019
   Class R5 Shares                               Contractual      0.00%    November 4, 2009   April 30, 2019
   Class R6 Shares                               Contractual      0.00%   September 24, 2012  April 30, 2019
   Class RX Shares                               Contractual      0.50%   February 12, 2010   April 30, 2019
   Class Y Shares                                Contractual      0.00%    November 4, 2009   April 30, 2019

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual      0.25%    November 4, 2009   April 30, 2019
   Class AX Shares                               Contractual      0.25%   February 12, 2010   April 30, 2019
   Class B Shares                                Contractual      1.00%    November 4, 2009   April 30, 2019
   Class C Shares                                Contractual      1.00%    November 4, 2009   April 30, 2019
   Class CX Shares                               Contractual      1.00%   February 12, 2010   April 30, 2019
   Class R Shares                                Contractual      0.50%    November 4, 2009   April 30, 2019
   Class R5 Shares                               Contractual      0.00%    November 4, 2009   April 30, 2019
   Class R6 Shares                               Contractual      0.00%   September 24, 2012  April 30, 2019
   Class RX Shares                               Contractual      0.50%   February 12, 2010   April 30, 2019
   Class Y Shares                                Contractual      0.00%    November 4, 2009   April 30, 2019

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012     June 30, 2018
   Class B Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class C Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class R Shares                                Contractual      1.75%      July 1, 2012     June 30, 2018
   Class R5 Shares                               Contractual      1.25%      July 1, 2012     June 30, 2018
   Class R6 Shares                               Contractual      1.25%     April 4, 2017     June 30, 2018
   Class S Shares                                Contractual      1.40%      July 1, 2012     June 30, 2018
   Class Y Shares                                Contractual      1.25%      July 1, 2012     June 30, 2018

Invesco Convertible Securities Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012     June 30, 2018
   Class B Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class C Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class R5 Shares                               Contractual      1.25%      July 1, 2012     June 30, 2018
   Class R6 Shares                               Contractual      1.25%   September 24, 2012  June 30, 2018
   Class Y Shares                                Contractual      1.25%      July 1, 2012     June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual      2.00%      May 1, 2016      June 30, 2018
   Class B Shares                                Contractual      2.75%      May 1, 2016      June 30, 2018
   Class C Shares                                Contractual      2.75%      May 1, 2016      June 30, 2018
   Class R Shares                                Contractual      2.25%      May 1, 2016      June 30, 2018
   Class R5 Shares                               Contractual      1.75%      May 1, 2016      June 30, 2018
   Class R6 Shares                               Contractual      1.75%     April 4, 2017     June 30, 2018
   Class Y Shares                                Contractual      1.75%      May 1, 2016      June 30, 2018

Invesco Growth Allocation Fund
   Class A Shares                                Contractual      2.00%      July 1, 2012     June 30, 2018
   Class B Shares                                Contractual      2.75%      July 1, 2012     June 30, 2018
   Class C Shares                                Contractual      2.75%      July 1, 2012     June 30, 2018
   Class R Shares                                Contractual      2.25%      July 1, 2012     June 30, 2018
   Class R5 Shares                               Contractual      1.75%      July 1, 2012     June 30, 2018
   Class R6 Shares                               Contractual      1.75%     April 4, 2017     June 30, 2018
   Class S Shares                                Contractual      1.90%      July 1, 2012     June 30, 2018
   Class Y Shares                                Contractual      1.75%      July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                       CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                    VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                   ------------  --------------------- ------------------- ------------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual          0.25%             May 1, 2012       April 30, 2019
   Class B Shares                      Contractual          1.00%             May 1, 2012       April 30, 2019
   Class C Shares                      Contractual          1.00%             May 1, 2012       April 30, 2019
   Class R Shares                      Contractual          0.50%             May 1, 2012       April 30, 2019
   Class R5 Shares                     Contractual          0.00%             May 1, 2012       April 30, 2019
   Class R6 Shares                     Contractual          0.00%            April 4, 2017      April 30, 2019
   Class Y Shares                      Contractual          0.00%             May 1, 2012       April 30, 2019

Invesco International Allocation Fund
   Class A Shares                      Contractual          2.25%             May 1, 2012        June 30, 2018
   Class B Shares                      Contractual          3.00%             May 1, 2012        June 30, 2018
   Class C Shares                      Contractual          3.00%             May 1, 2012        June 30, 2018
   Class R Shares                      Contractual          2.50%             May 1, 2012        June 30, 2018
   Class R5 Shares                     Contractual          2.00%             May 1, 2012        June 30, 2018
   Class R6 Shares                     Contractual          2.00%            April 4, 2017       June 30, 2018
   Class Y Shares                      Contractual          2.00%             May 1, 2012        June 30, 2018

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual          2.00%             July 1, 2009       June 30, 2018
   Class B Shares                      Contractual          2.75%             July 1, 2009       June 30, 2018
   Class C Shares                      Contractual          2.75%             July 1, 2009       June 30, 2018
   Class R Shares                      Contractual          2.25%             July 1, 2009       June 30, 2018
   Class R5 Shares                     Contractual          1.75%             July 1, 2009       June 30, 2018
   Class R6 Shares                     Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                      Contractual          1.75%             July 1, 2009       June 30, 2018

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual          1.50%             July 1, 2012       June 30, 2018
   Class B Shares                      Contractual          2.25%             July 1, 2012       June 30, 2018
   Class C Shares                      Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R Shares                      Contractual          1.75%             July 1, 2012       June 30, 2018
   Class R5 Shares                     Contractual          1.25%             July 1, 2012       June 30, 2018
   Class R6 Shares                     Contractual          1.25%            April 4, 2017       June 30, 2018
   Class S Shares                      Contractual          1.40%             July 1, 2012       June 30, 2018
   Class Y Shares                      Contractual          1.25%             July 1, 2012       June 30, 2018

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual   1.02% less net AFFE*   January 1, 2017     April 30, 2019
   Class C Shares                      Contractual   1.77% less net AFFE*   January 1, 2017     April 30, 2019
   Class R Shares                      Contractual   1.27% less net AFFE*   January 1, 2017     April 30, 2019
   Class R5 Shares                     Contractual   0.77% less net AFFE*   January 1, 2017     April 30, 2019
   Class R6 Shares                     Contractual   0.77% less net AFFE*   January 1, 2017     April 30, 2019
   Class Y Shares                      Contractual   0.77% less net AFFE*   January 1, 2017     April 30, 2019

Invesco Peak Retirement(TM) 2015 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Peak Retirement(TM) 2020 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

See page 18 for footnotes to Exhibit A.

                                       CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                                   ------------  --------------------- ------------------ ------------------
Invesco Peak Retirement(TM) 2025 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2030 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2035 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2040 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2045 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2050 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2055 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2060 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

See page 18 for footnotes to Exhibit A.


                                       CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                    VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                   ------------  --------------------- ------------------- ------------------
Invesco Peak Retirement(TM) 2065 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Peak Retirement(TM) Now Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Quality Income Fund
   Class A Shares                      Contractual          1.50%             July 1, 2012       June 30, 2018
   Class B Shares                      Contractual          2.25%             July 1, 2012       June 30, 2018
   Class C Shares                      Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares                     Contractual          1.25%             July 1, 2012       June 30, 2018
   Class R6 Shares                     Contractual          1.25%            April 4, 2017       June 30, 2018
   Class Y Shares                      Contractual          1.25%             July 1, 2012       June 30, 2018

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual          2.00%             July 1, 2009       June 30, 2018
   Class B Shares                      Contractual          2.75%             July 1, 2009       June 30, 2018
   Class C Shares                      Contractual          2.75%             July 1, 2009       June 30, 2018
   Class R Shares                      Contractual          2.25%             July 1, 2009       June 30, 2018
   Class R5 Shares                     Contractual          1.75%             July 1, 2009       June 30, 2018
   Class R6 Shares                     Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                      Contractual          1.75%             July 1, 2009       June 30, 2018
   Investor Class Shares               Contractual          2.00%             July 1, 2009       June 30, 2018

                      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                       CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                    VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                   ------------  --------------------- ------------------- ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares                      Contractual                  2.25%     July 1, 2009       June 30, 2018
   Class B Shares                      Contractual                  3.00%     July 1, 2009       June 30, 2018
   Class C Shares                      Contractual                  3.00%     July 1, 2009       June 30, 2018
   Class R6 Shares                     Contractual                  2.00%    April 4, 2017       June 30, 2018
   Class Y Shares                      Contractual                  2.00%     July 1, 2009       June 30, 2018

Invesco European Growth Fund
   Class A Shares                      Contractual                  2.25%     July 1, 2009       June 30, 2018
   Class B Shares                      Contractual                  3.00%     July 1, 2009       June 30, 2018
   Class C Shares                      Contractual                  3.00%     July 1, 2009       June 30, 2018
   Class R Shares                      Contractual                  2.50%     July 1, 2009       June 30, 2018
   Class R6 Shares                     Contractual                  2.00%    April 4, 2017       June 30, 2018
   Class Y Shares                      Contractual                  2.00%     July 1, 2009       June 30, 2018
   Investor Class Shares               Contractual                  2.25%     July 1, 2009       June 30, 2018

Invesco Global Growth Fund
   Class A Shares                      Contractual                  1.22%   January 1, 2017    February 28, 2019
   Class B Shares                      Contractual                  1.97%   January 1, 2017    February 28, 2019
   Class C Shares                      Contractual                  1.97%   January 1, 2017    February 28, 2019
   Class R5 Shares                     Contractual                  0.97%   January 1, 2017    February 28, 2019
   Class R6 Shares                     Contractual                  0.97%   January 1, 2017    February 28, 2019
   Class Y Shares                      Contractual                  0.97%   January 1, 2017    February 28, 2019

See page 18 for footnotes to Exhibit A.

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                    ------------  ----------  -----------------  ------------------
Invesco Global Opportunities Fund
   Class A Shares                       Contractual     1.02%     January 1, 2017    February 28, 2019
   Class C Shares                       Contractual     1.77%     January 1, 2017    February 28, 2019
   Class R Shares                       Contractual     1.27%     January 1, 2017    February 28, 2019
   Class R5 Shares                      Contractual     0.77%     January 1, 2017    February 28, 2019
   Class R6 Shares                      Contractual     0.77%     January 1, 2017    February 28, 2019
   Class Y Shares                       Contractual     0.77%     January 1, 2017    February 28, 2019

Invesco Global Small & Mid Cap
  Growth Fund
   Class A Shares                       Contractual     2.25%      July 1, 2009        June 30, 2018
   Class B Shares                       Contractual     3.00%      July 1, 2009        June 30, 2018
   Class C Shares                       Contractual     3.00%      July 1, 2009        June 30, 2018
   Class R5 Shares                      Contractual     2.00%      July 1, 2009        June 30, 2018
   Class R6 Shares                      Contractual     2.00%      April 4, 2017       June 30, 2018
   Class Y Shares                       Contractual     2.00%      July 1, 2009        June 30, 2018

Invesco Global Responsibility Equity
  Fund
   Class A Shares                       Contractual     0.85%      June 30, 2016     February 28, 2019
   Class C Shares                       Contractual     1.60%      June 30, 2016     February 28, 2019
   Class R Shares                       Contractual     1.10%      June 30, 2016     February 28, 2019
   Class R5 Shares                      Contractual     0.60%      June 30, 2016     February 28, 2019
   Class R6 Shares                      Contractual     0.60%      June 30, 2016     February 28, 2019
   Class Y Shares                       Contractual     0.60%      June 30, 2016     February 28, 2019

Invesco International Companies Fund
   Class A Shares                       Contractual     1.12%     January 1, 2017    February 28, 2019
   Class C Shares                       Contractual     1.87%     January 1, 2017    February 28, 2019
   Class R Shares                       Contractual     1.37%     January 1, 2017    February 28, 2019
   Class R5 Shares                      Contractual     0.87%     January 1, 2017    February 28, 2019
   Class R6 Shares                      Contractual     0.87%     January 1, 2017    February 28, 2019
   Class Y Shares                       Contractual     0.87%     January 1, 2017    February 28, 2019

Invesco International Core Equity Fund
   Class A Shares                       Contractual     1.12%     January 1, 2017    February 28, 2019
   Class B Shares                       Contractual     1.87%     January 1, 2017    February 28, 2019
   Class C Shares                       Contractual     1.87%     January 1, 2017    February 28, 2019
   Class R Shares                       Contractual     1.37%     January 1, 2017    February 28, 2019
   Class R5 Shares                      Contractual     0.87%     January 1, 2017    February 28, 2019
   Class R6 Shares                      Contractual     0.87%     January 1, 2017    February 28, 2019
   Class Y Shares                       Contractual     0.87%     January 1, 2017    February 28, 2019
   Investor Class Shares                Contractual     1.12%     January 1, 2017    February 28, 2019

Invesco International Growth Fund
   Class A Shares                       Contractual     2.25%      July 1, 2013        June 30, 2018
   Class B Shares                       Contractual     3.00%      July 1, 2013        June 30, 2018
   Class C Shares                       Contractual     3.00%      July 1, 2013        June 30, 2018
   Class R Shares                       Contractual     2.50%      July 1, 2013        June 30, 2018
   Class R5 Shares                      Contractual     2.00%      July 1, 2013        June 30, 2018
   Class R6 Shares                      Contractual     2.00%      July 1, 2013        June 30, 2018
   Class Y Shares                       Contractual     2.00%      July 1, 2013        June 30, 2018

Invesco Select Opportunities Fund
   Class A Shares                       Contractual     1.02%     January 1, 2017    February 28, 2019
   Class C Shares                       Contractual     1.77%     January 1, 2017    February 28, 2019
   Class R Shares                       Contractual     1.27%     January 1, 2017    February 28, 2019
   Class R5 Shares                      Contractual     0.77%     January 1, 2017    February 28, 2019
   Class R6 Shares                      Contractual     0.77%     January 1, 2017    February 28, 2019
   Class Y Shares                       Contractual     0.77%     January 1, 2017    February 28, 2019

See page 18 for footnotes to Exhibit A.

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                 ------------  ----------  ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares                    Contractual     1.50%      January 1, 2017    February 28, 2019
   Class C Shares                    Contractual     2.25%      January 1, 2017    February 28, 2019
   Class R Shares                    Contractual     1.75%      January 1, 2017    February 28, 2019
   Class R5 Shares                   Contractual     1.25%      January 1, 2017    February 28, 2019
   Class R6 Shares                   Contractual     1.25%      January 1, 2017    February 28, 2019
   Class Y Shares                    Contractual     1.25%      January 1, 2017    February 28, 2019

Invesco Balanced-Risk Allocation
  Fund/2/
   Class A Shares                    Contractual     2.00%        July 1, 2012       June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2012       June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2012       June 30, 2018
   Class R Shares                    Contractual     2.25%        July 1, 2012       June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2012       June 30, 2018
   Class R6 Shares                   Contractual     1.75%     September 24, 2012    June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2012       June 30, 2018

Invesco Balanced-Risk Commodity
  Strategy Fund/3/
   Class A Shares                    Contractual     2.00%        July 1, 2014       June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2014       June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2014       June 30, 2018
   Class R Shares                    Contractual     2.25%        July 1, 2014       June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2014       June 30, 2018
   Class R6 Shares                   Contractual     1.75%        July 1, 2014       June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2014       June 30, 2018

Invesco Developing Markets Fund
   Class A Shares                    Contractual     2.25%        July 1, 2012       June 30, 2018
   Class B Shares                    Contractual     3.00%        July 1, 2012       June 30, 2018
   Class C Shares                    Contractual     3.00%        July 1, 2012       June 30, 2018
   Class R5 Shares                   Contractual     2.00%        July 1, 2012       June 30, 2018
   Class R6 Shares                   Contractual     2.00%     September 24, 2012    June 30, 2018
   Class Y Shares                    Contractual     2.00%        July 1, 2012       June 30, 2018

Invesco Emerging Markets Equity
  Fund
   Class A Shares                    Contractual     1.33%      January 1, 2017    February 28, 2019
   Class C Shares                    Contractual     2.08%      January 1, 2017    February 28, 2019
   Class R Shares                    Contractual     1.58%      January 1, 2017    February 28, 2019
   Class R5 Shares                   Contractual     1.08%      January 1, 2017    February 28, 2019
   Class R6 Shares                   Contractual     1.08%      January 1, 2017    February 28, 2019
   Class Y Shares                    Contractual     1.08%      January 1, 2017    February 28, 2019

Invesco Emerging Markets Flexible
  Bond Fund
   Class A Shares                    Contractual     1.24%       June 14, 2010     February 28, 2019
   Class B Shares                    Contractual     1.99%       June 14, 2010     February 28, 2019
   Class C Shares                    Contractual     1.99%       June 14, 2010     February 28, 2019
   Class R Shares                    Contractual     1.49%       June 14, 2010     February 28, 2019
   Class R5 Shares                   Contractual     0.99%       June 14, 2010     February 28, 2019
   Class R6 Shares                   Contractual     0.99%     September 24, 2012  February 28, 2019
   Class Y Shares                    Contractual     0.99%       June 14, 2010     February 28, 2019

See page 18 for footnotes to Exhibit A.

                                         CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                     ------------       ----------       ------------------- ------------------

Invesco Endeavor Fund
   Class A Shares                        Contractual          2.00%             July 1, 2009       June 30, 2018
   Class B Shares                        Contractual          2.75%             July 1, 2009       June 30, 2018
   Class C Shares                        Contractual          2.75%             July 1, 2009       June 30, 2018
   Class R Shares                        Contractual          2.25%             July 1, 2009       June 30, 2018
   Class R5 Shares                       Contractual          1.75%             July 1, 2009       June 30, 2018
   Class R6 Shares                       Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                        Contractual          1.75%             July 1, 2009       June 30, 2018

Invesco Global Health Care Fund
   Class A Shares                        Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                        Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                        Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R6 Shares                       Contractual          1.75%             July 1, 2012       June 30, 2018
   Class Y Shares                        Contractual          1.75%            April 4, 2017       June 30, 2018
   Investor Class Shares                 Contractual          2.00%             July 1, 2012       June 30, 2018

Invesco Global Infrastructure Fund
   Class A Shares                        Contractual          1.28%           January 1, 2017    February 28, 2019
   Class C Shares                        Contractual          2.03%           January 1, 2017    February 28, 2019
   Class R Shares                        Contractual          1.53%           January 1, 2017    February 28, 2019
   Class R5 Shares                       Contractual          1.03%           January 1, 2017    February 28, 2019
   Class R6 Shares                       Contractual          1.03%           January 1, 2017    February 28, 2019
   Class Y Shares                        Contractual          1.03%           January 1, 2017    February 28, 2019

Invesco Global Market Neutral Fund
   Class A Shares                        Contractual          1.50%           January 1, 2017    February 28, 2019
   Class C Shares                        Contractual          2.25%           January 1, 2017    February 28, 2019
   Class R Shares                        Contractual          1.75%           January 1, 2017    February 28, 2019
   Class R5 Shares                       Contractual          1.25%           January 1, 2017    February 28, 2019
   Class R6 Shares                       Contractual          1.25%           January 1, 2017    February 28, 2019
   Class Y Shares                        Contractual          1.25%           January 1, 2017    February 28, 2019

Invesco Global Targeted Returns Fund/4/
   Class A Shares                        Contractual   1.44% less net AFFE*   January 1, 2017    February 28, 2019
   Class C Shares                        Contractual   2.19% less net AFFE*   January 1, 2017    February 28, 2019
   Class R Shares                        Contractual   1.69% less net AFFE*   January 1, 2017    February 28, 2019
   Class R5 Shares                       Contractual   1.19% less net AFFE*   January 1, 2017    February 28, 2019
   Class R6 Shares                       Contractual   1.19% less net AFFE*   January 1, 2017    February 28, 2019
   Class Y Shares                        Contractual   1.19% less net AFFE*   January 1, 2017    February 28, 2019

Invesco Greater China Fund
   Class A Shares                        Contractual          2.25%             July 1, 2009       June 30, 2018
   Class B Shares                        Contractual          3.00%             July 1, 2009       June 30, 2018
   Class C Shares                        Contractual          3.00%             July 1, 2009       June 30, 2018
   Class R5 Shares                       Contractual          2.00%             July 1, 2009       June 30, 2018
   Class R6 Shares                       Contractual          2.00%            April 4, 2017       June 30, 2018
   Class Y Shares                        Contractual          2.00%             July 1, 2009       June 30, 2018

Invesco Long/Short Equity Fund
   Class A Shares                        Contractual          1.59%           January 1, 2017    February 28, 2019
   Class C Shares                        Contractual          2.34%           January 1, 2017    February 28, 2019
   Class R Shares                        Contractual          1.84%           January 1, 2017    February 28, 2019
   Class R5 Shares                       Contractual          1.34%           January 1, 2017    February 28, 2019
   Class R6 Shares                       Contractual          1.34%           January 1, 2017    February 28, 2019
   Class Y Shares                        Contractual          1.34%           January 1, 2017    February 28, 2019

See page 18 for footnotes to Exhibit A.

                                              CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY    LIMITATION  CURRENT LIMIT           DATE
----                                          ------------  ---------- ------------------ ------------------
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual      1.33%    January 1, 2017   February 28, 2019
   Class C Shares                             Contractual      2.08%    January 1, 2017   February 28, 2019
   Class R Shares                             Contractual      1.58%    January 1, 2017   February 28, 2019
   Class R5 Shares                            Contractual      1.08%    January 1, 2017   February 28, 2019
   Class R6 Shares                            Contractual      1.08%    January 1, 2017   February 28, 2019
   Class Y Shares                             Contractual      1.08%    January 1, 2017   February 28, 2019

Invesco MLP Fund
   Class A Shares                             Contractual      1.28%    January 1, 2017   February 28, 2019
   Class C Shares                             Contractual      2.03%    January 1, 2017   February 28, 2019
   Class R Shares                             Contractual      1.53%    January 1, 2017   February 28, 2019
   Class R5 Shares                            Contractual      1.03%    January 1, 2017   February 28, 2019
   Class R6 Shares                            Contractual      1.03%    January 1, 2017   February 28, 2019
   Class Y Shares                             Contractual      1.03%    January 1, 2017   February 28, 2019

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                             Contractual      1.44%    January 1, 2017   February 28, 2019
   Class C Shares                             Contractual      2.19%    January 1, 2017   February 28, 2019
   Class R Shares                             Contractual      1.69%    January 1, 2017   February 28, 2019
   Class R5 Shares                            Contractual      1.19%    January 1, 2017   February 28, 2019
   Class R6 Shares                            Contractual      1.19%    January 1, 2017   February 28, 2019
   Class Y Shares                             Contractual      1.19%    January 1, 2017   February 28, 2019

Invesco Multi-Asset Income Fund
   Class A Shares                             Contractual      0.85%    January 1, 2017   February 28, 2019
   Class C Shares                             Contractual      1.60%    January 1, 2017   February 28, 2019
   Class R Shares                             Contractual      1.10%    January 1, 2017   February 28, 2019
   Class R5 Shares                            Contractual      0.60%    January 1, 2017   February 28, 2019
   Class R6 Shares                            Contractual      0.60%    January 1, 2017   February 28, 2019
   Class Y Shares                             Contractual      0.60%    January 1, 2017   February 28, 2019

Invesco Pacific Growth Fund
   Class A Shares                             Contractual      2.25%     July 1, 2012       June 30, 2018
   Class B Shares                             Contractual      3.00%     July 1, 2012       June 30, 2018
   Class C Shares                             Contractual      3.00%     July 1, 2012       June 30, 2018
   Class R Shares                             Contractual      2.50%     July 1, 2012       June 30, 2018
   Class R5 Shares                            Contractual      2.00%     July 1, 2012       June 30, 2018
   Class R6 Shares                            Contractual      2.00%     April 4, 2017      June 30, 2018
   Class Y Shares                             Contractual      2.00%     July 1, 2012       June 30, 2018

Invesco Select Companies Fund
   Class A Shares                             Contractual      2.00%     July 1, 2009       June 30, 2018
   Class B Shares                             Contractual      2.75%     July 1, 2009       June 30, 2018
   Class C Shares                             Contractual      2.75%     July 1, 2009       June 30, 2018
   Class R Shares                             Contractual      2.25%     July 1, 2009       June 30, 2018
   Class R5 Shares                            Contractual      1.75%     July 1, 2009       June 30, 2018
   Class R6 Shares                            Contractual      1.75%     April 4, 2017      June 30, 2018
   Class Y Shares                             Contractual      1.75%     July 1, 2009       June 30, 2018

Invesco U.S. Managed Volatility Fund
   Class R6 Shares                            Contractual      0.15%   December 18, 2017  December 31, 2019

Invesco World Bond Fund
   Class A Shares                             Contractual      0.94%   December 1, 2016   February 28, 2019
   Class B Shares                             Contractual      1.69%   December 1, 2016   February 28, 2019
   Class C Shares                             Contractual      1.69%   December 1, 2016   February 28, 2019
   Class R5 Shares                            Contractual      0.69%   December 1, 2016   February 28, 2019
   Class R6 Shares                            Contractual      0.69%   December 1, 2016   February 28, 2019
   Class Y Shares                             Contractual      0.69%   December 1, 2016   February 28, 2019

See page 18 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                        ------------  ----------  ------------------- --------------
Invesco Corporate Bond Fund
   Class A Shares                           Contractual       1.50%      July 1, 2012     June 30, 2018
   Class B Shares                           Contractual       2.25%      July 1, 2012     June 30, 2018
   Class C Shares                           Contractual       2.25%      July 1, 2012     June 30, 2018
   Class R Shares                           Contractual       1.75%      July 1, 2012     June 30, 2018
   Class R5 Shares                          Contractual       1.25%      July 1, 2012     June 30, 2018
   Class R6 Shares                          Contractual       1.25%   September 24, 2012  June 30, 2018
   Class Y Shares                           Contractual       1.25%      July 1, 2012     June 30, 2018

Invesco Global Real Estate Fund
   Class A Shares                           Contractual       2.00%      July 1, 2009     June 30, 2018
   Class B Shares                           Contractual       2.75%      July 1, 2009     June 30, 2018
   Class C Shares                           Contractual       2.75%      July 1, 2009     June 30, 2018
   Class R Shares                           Contractual       2.25%      July 1, 2009     June 30, 2018
   Class R5 Shares                          Contractual       1.75%      July 1, 2009     June 30, 2018
   Class R6 Shares                          Contractual       1.75%   September 24, 2012  June 30, 2018
   Class Y Shares                           Contractual       1.75%      July 1, 2009     June 30, 2018

Invesco High Yield Fund
   Class A Shares                           Contractual       1.50%      July 1, 2013     June 30, 2018
   Class B Shares                           Contractual       2.25%      July 1, 2013     June 30, 2018
   Class C Shares                           Contractual       2.25%      July 1, 2013     June 30, 2018
   Class R5 Shares                          Contractual       1.25%      July 1, 2013     June 30, 2018
   Class R6 Shares                          Contractual       1.25%      July 1, 2013     June 30, 2018
   Class Y Shares                           Contractual       1.25%      July 1, 2013     June 30, 2018
   Investor Class Shares                    Contractual       1.50%      July 1, 2013     June 30, 2018

Invesco Short Duration Inflation Protected
  Fund
   Class A Shares                           Contractual       0.55%   December 31, 2015   June 30, 2018
   Class A2 Shares                          Contractual       0.45%   December 31, 2015   June 30, 2018
   Class R5 Shares                          Contractual       0.30%   December 31, 2015   June 30, 2018
   Class R6 Shares                          Contractual       0.30%   December 31, 2015   June 30, 2018
   Class Y Shares                           Contractual       0.30%   December 31, 2015   June 30, 2018

Invesco Real Estate Fund
   Class A Shares                           Contractual       2.00%      July 1, 2012     June 30, 2018
   Class B Shares                           Contractual       2.75%      July 1, 2012     June 30, 2018
   Class C Shares                           Contractual       2.75%      July 1, 2012     June 30, 2018
   Class R Shares                           Contractual       2.25%      July 1, 2012     June 30, 2018
   Class R5 Shares                          Contractual       1.75%      July 1, 2012     June 30, 2018
   Class R6 Shares                          Contractual       1.75%   September 24, 2012  June 30, 2018
   Class Y Shares                           Contractual       1.75%      July 1, 2012     June 30, 2018
   Investor Class Shares                    Contractual       2.00%      July 1, 2012     June 30, 2018

Invesco Short Term Bond Fund
   Class A Shares                           Contractual       1.40%      July 1, 2013     June 30, 2018
   Class C Shares                           Contractual      1.75%/6/    July 1, 2013     June 30, 2018
   Class R Shares                           Contractual       1.75%      July 1, 2013     June 30, 2018
   Class R5 Shares                          Contractual       1.25%      July 1, 2013     June 30, 2018
   Class R6 Shares                          Contractual       1.25%      July 1, 2013     June 30, 2018
   Class Y Shares                           Contractual       1.25%      July 1, 2013     June 30, 2018

Invesco U.S. Government Fund
   Class A Shares                           Contractual       1.50%      July 1, 2012     June 30, 2018
   Class B Shares                           Contractual       2.25%      July 1, 2012     June 30, 2018
   Class C Shares                           Contractual       2.25%      July 1, 2012     June 30, 2018
   Class R Shares                           Contractual       1.75%      July 1, 2012     June 30, 2018
   Class R5 Shares                          Contractual       1.25%      July 1, 2012     June 30, 2018
   Class R6 Shares                          Contractual       1.25%     April 4, 2017     June 30, 2018
   Class Y Shares                           Contractual       1.25%      July 1, 2012     June 30, 2018
   Investor Class Shares                    Contractual       1.50%      July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                 CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                              VOLUNTARY      LIMITATION    CURRENT LIMIT             DATE
----                            ---------------  ---------- ----------------------  -----------------
Invesco American Value Fund
   Class A Shares                  Contractual      2.00%       July 1, 2013           June 30, 2018
   Class B Shares                  Contractual      2.75%       July 1, 2013           June 30, 2018
   Class C Shares                  Contractual      2.75%       July 1, 2013           June 30, 2018
   Class R Shares                  Contractual      2.25%       July 1, 2013           June 30, 2018
   Class R5 Shares                 Contractual      1.75%       July 1, 2013           June 30, 2018
   Class R6 Shares                 Contractual      1.75%       July 1, 2013           June 30, 2018
   Class Y Shares                  Contractual      1.75%       July 1, 2013           June 30, 2018

Invesco Comstock Fund
   Class A Shares                  Contractual      2.00%       July 1, 2012           June 30, 2018
   Class B Shares                  Contractual      2.75%       July 1, 2012           June 30, 2018
   Class C Shares                  Contractual      2.75%       July 1, 2012           June 30, 2018
   Class R Shares                  Contractual      2.25%       July 1, 2012           June 30, 2018
   Class R5 Shares                 Contractual      1.75%       July 1, 2012           June 30, 2018
   Class R6 Shares                 Contractual      1.75%      September 24, 2012      June 30, 2018
   Class Y Shares                  Contractual      1.75%       July 1, 2012           June 30, 2018

Invesco Energy Fund
   Class A Shares                  Contractual      2.00%       July 1, 2009           June 30, 2018
   Class B Shares                  Contractual      2.75%       July 1, 2009           June 30, 2018
   Class C Shares                  Contractual      2.75%       July 1, 2009           June 30, 2018
   Class R5 Shares                 Contractual      1.75%       July 1, 2009           June 30, 2018
   Class R6 Shares                 Contractual      1.75%       April 4, 2017          June 30, 2018
   Class Y Shares                  Contractual      1.75%       July 1, 2009           June 30, 2018
   Investor Class Shares           Contractual      2.00%       July 1, 2009           June 30, 2018

Invesco Dividend Income Fund
   Class A Shares                  Contractual      2.00%      September 1, 2016       June 30, 2018
   Class B Shares                  Contractual      2.75%      September 1, 2016       June 30, 2018
   Class C Shares                  Contractual      2.75%      September 1, 2016       June 30, 2018
   Class R5 Shares                 Contractual      1.75%      September 1, 2016       June 30, 2018
   Class R6 Shares                 Contractual      1.75%      September 1, 2016       June 30, 2018
   Class Y Shares                  Contractual      1.75%      September 1, 2016       June 30, 2018
   Investor Class Shares           Contractual      2.00%      September 1, 2016       June 30, 2018

Invesco Gold & Precious Metals
  Fund
   Class A Shares                  Contractual      2.00%       July 1, 2009           June 30, 2018
   Class B Shares                  Contractual      2.75%       July 1, 2009           June 30, 2018
   Class C Shares                  Contractual      2.75%       July 1, 2009           June 30, 2018
   Class R6 Shares                 Contractual      1.75%       April 4, 2017          June 30, 2018
   Class Y Shares                  Contractual      1.75%       July 1, 2009           June 30, 2018
   Investor Class Shares           Contractual      2.00%       July 1, 2009           June 30, 2018

Invesco Mid Cap Growth Fund
   Class A Shares                  Contractual      2.00%      August 1, 2015          June 30, 2018
   Class B Shares                  Contractual      2.75%      August 1, 2015          June 30, 2018
   Class C Shares                  Contractual      2.75%      August 1, 2015          June 30, 2018
   Class R Shares                  Contractual      2.25%      August 1, 2015          June 30, 2018
   Class R5 Shares                 Contractual      1.75%      August 1, 2015          June 30, 2018
   Class R6 Shares                 Contractual      1.75%      August 1, 2015          June 30, 2018
   Class Y Shares                  Contractual      1.75%      August 1, 2015          June 30, 2018

Invesco Small Cap Value Fund
   Class A Shares                  Contractual      2.00%       July 1, 2012           June 30, 2018
   Class B Shares                  Contractual      2.75%       July 1, 2012           June 30, 2018
   Class C Shares                  Contractual      2.75%       July 1, 2012           June 30, 2018
   Class R6 Shares                 Contractual      1.75%      February 7, 2017        June 30, 2018
   Class Y Shares                  Contractual      1.75%       July 1, 2012           June 30, 2018

See page 18 for footnotes to Exhibit A.

                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                 ------------  ---------- ------------------ --------------
Invesco Technology Fund
   Class A Shares                    Contractual      2.00%     July 1, 2012     June 30, 2018
   Class B Shares                    Contractual      2.75%     July 1, 2012     June 30, 2018
   Class C Shares                    Contractual      2.75%     July 1, 2012     June 30, 2018
   Class R5 Shares                   Contractual      1.75%     July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual      1.75%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual      1.75%     July 1, 2012     June 30, 2018
   Investor Class Shares             Contractual      2.00%     July 1, 2012     June 30, 2018

Invesco Technology Sector Fund
   Class A Shares                    Contractual      2.00%   February 12, 2010  June 30, 2018
   Class B Shares                    Contractual      2.75%   February 12, 2010  June 30, 2018
   Class C Shares                    Contractual      2.75%   February 12, 2010  June 30, 2018
   Class Y Shares                    Contractual      1.75%   February 12, 2010  June 30, 2018

Invesco Value Opportunities Fund
   Class A Shares                    Contractual      2.00%     July 1, 2012     June 30, 2018
   Class B Shares                    Contractual      2.75%     July 1, 2012     June 30, 2018
   Class C Shares                    Contractual      2.75%     July 1, 2012     June 30, 2018
   Class R Shares                    Contractual      2.25%     July 1, 2012     June 30, 2018
   Class R5 Shares                   Contractual      1.75%     July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual      1.75%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual      1.75%     July 1, 2012     June 30, 2018

                       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                     Contractual/   Expense   Effective Date of   Expiration
Fund                                  Voluntary    Limitation  Current Limit         Date
----                                 ------------  ---------- ------------------ --------------
Invesco High Yield Municipal Fund
   Class A Shares                    Contractual      1.50%     July 1, 2012     June 30, 2018
   Class B Shares                    Contractual      2.25%     July 1, 2012     June 30, 2018
   Class C Shares                    Contractual      2.25%     July 1, 2012     June 30, 2018
   Class R5 Shares                   Contractual      1.25%     July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual      1.25%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual      1.25%     July 1, 2012     June 30, 2018

Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                    Contractual      0.84%     July 1, 2016     June 30, 2018
   Class B Shares                    Contractual      1.59%     July 1, 2016     June 30, 2018
   Class C Shares                    Contractual      1.59%     July 1, 2016     June 30, 2018
   Class R6 Shares                   Contractual      0.59%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual      0.59%     July 1, 2016     June 30, 2018

Invesco Municipal Income Fund
   Class A Shares                    Contractual      1.50%     July 1, 2013     June 30, 2018
   Class B Shares                    Contractual      2.25%     July 1, 2013     June 30, 2018
   Class C Shares                    Contractual      2.25%     July 1, 2013     June 30, 2018
   Class R6 Shares                   Contractual      1.25%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual      1.25%     July 1, 2013     June 30, 2018
   Investor Class                    Contractual      1.50%     July 15, 2013    June 30, 2018

Invesco New York Tax Free Income
  Fund
   Class A Shares                    Contractual      1.50%     July 1, 2012     June 30, 2018
   Class B Shares                    Contractual      2.25%     July 1, 2012     June 30, 2018
   Class C Shares                    Contractual      2.25%     July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual      1.25%     April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual      1.25%     July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                  Contractual/   Expense    Effective Date of     Expiration
Fund                               Voluntary    Limitation   Current Limit           Date
----                              ------------  ----------  -----------------  ------------------
Invesco Limited Term Municipal
  Income Fund
   Class A Shares                 Contractual     1.50%      July 1, 2012        June 30, 2018
   Class A2 Shares                Contractual     1.25%      July 1, 2012        June 30, 2018
   Class C Shares                 Contractual     2.25%      June 30, 2013       June 30, 2018
   Class R5 Shares                Contractual     1.25%      July 1, 2012        June 30, 2018
   Class R6 Shares                Contractual     1.25%      April 4, 2017       June 30, 2018
   Class Y Shares                 Contractual     1.25%      July 1, 2012        June 30, 2018

                                  INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                              ------------  ----------  -----------------  ------------------
Invesco Conservative Income Fund
   Institutional Class            Contractual     0.30%     January 1, 2018    December 31, 2018

                                  INVESCO SECURITIES TRUST

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                              ------------  ----------  -----------------  ------------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                 Contractual     0.94%     January 1, 2017    February 28, 2019

 * ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY    LIMITATION  CURRENT LIMIT           DATE
----                                        ------------  ---------- -----------------  ------------------
Invesco Government & Agency Portfolio
   Cash Management Class                    Contractual      0.26%     June 1, 2016     December 31, 2018
   Corporate Class                          Contractual      0.21%     June 1, 2016     December 31, 2018
   Institutional Class                      Contractual      0.18%     June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual      0.73%     June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual      0.48%     June 1, 2016     December 31, 2018
   Reserve Class                            Contractual      1.05%     June 1, 2016     December 31, 2018
   Resource Class                           Contractual      0.34%     June 1, 2016     December 31, 2018

Invesco Liquid Assets Portfolio
   Cash Management Class                    Contractual      0.26%     June 1, 2016     December 31, 2018
   Corporate Class                          Contractual      0.21%     June 1, 2016     December 31, 2018
   Institutional Class                      Contractual      0.18%     June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual      0.73%     June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual      0.48%     June 1, 2016     December 31, 2018
   Reserve Class                            Contractual      1.05%     June 1, 2016     December 31, 2018
   Resource Class                           Contractual      0.38%     June 1, 2016     December 31, 2018

Invesco STIC Prime Portfolio
   Cash Management Class                    Contractual      0.26%     June 1, 2016     December 31, 2018
   Corporate Class                          Contractual      0.21%     June 1, 2016     December 31, 2018
   Institutional Class                      Contractual      0.18%     June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual      0.73%     June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual      0.48%     June 1, 2016     December 31, 2018
   Reserve Class                            Contractual      1.05%     June 1, 2016     December 31, 2018
   Resource Class                           Contractual      0.34%     June 1, 2016     December 31, 2018

Invesco Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                    Contractual      0.28%     June 1, 2016     December 31, 2018
   Corporate Class                          Contractual      0.23%     June 1, 2016     December 31, 2018
   Institutional Class                      Contractual      0.20%     June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual      0.75%     June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual      0.45%     June 1, 2016     December 31, 2018
   Reserve Class                            Contractual      1.07%     June 1, 2016     December 31, 2018
   Resource Class                           Contractual      0.36%     June 1, 2016     December 31, 2018

Invesco Treasury Obligations Portfolio
   Cash Management Class                    Contractual      0.26%     June 1, 2016     December 31, 2018
   Corporate Class                          Contractual      0.21%     June 1, 2016     December 31, 2018
   Institutional Class                      Contractual      0.18%     June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual      0.73%     June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual      0.43%     June 1, 2016     December 31, 2018
   Reserve Class                            Contractual      1.05%     June 1, 2016     December 31, 2018
   Resource Class                           Contractual      0.34%     June 1, 2016     December 31, 2018

Invesco Treasury Portfolio
   Cash Management Class                    Contractual      0.26%     June 1, 2016     December 31, 2018
   Corporate Class                          Contractual      0.21%     June 1, 2016     December 31, 2018
   Institutional Class                      Contractual      0.18%     June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual      0.73%     June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual      0.48%     June 1, 2016     December 31, 2018
   Reserve Class                            Contractual      1.05%     June 1, 2016     December 31, 2018
   Resource Class                           Contractual      0.34%     June 1, 2016     December 31, 2018

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                        CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY         LIMITATION        CURRENT LIMIT         DATE
----                                    ------------  --------------------- -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares                      Contractual          2.00%            July 1, 2014     June 30, 2018
   Series II Shares                     Contractual          2.25%            July 1, 2014     June 30, 2018

Invesco V.I. American Value Fund
   Series I Shares                      Contractual          2.00%            July 1, 2012     June 30, 2018
   Series II Shares                     Contractual          2.25%            July 1, 2012     June 30, 2018

Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares                      Contractual   0.80% less net AFFE*    May 1, 2014      April 30, 2019
   Series II Shares                     Contractual   1.05% less net AFFE*    May 1, 2014      April 30, 2019

Invesco V.I. Comstock Fund
   Series I Shares                      Contractual          0.78%            May 1, 2013      April 30, 2019
   Series II Shares                     Contractual          1.03%            May 1, 2013      April 30, 2019

Invesco V.I. Core Equity Fund
   Series I Shares                      Contractual          2.00%            May 1, 2013      June 30, 2018
   Series II Shares                     Contractual          2.25%            May 1, 2013      June 30, 2018

Invesco V.I. Core Plus Bond Fund
   Series I Shares                      Contractual          0.61%           April 30, 2015    April 30, 2019
   Series II Shares                     Contractual          0.86%           April 30, 2015    April 30, 2019

Invesco V.I. Diversified Dividend Fund
   Series I Shares                      Contractual          2.00%            May 1, 2013      June 30, 2018
   Series II Shares                     Contractual          2.25%            May 1, 2013      June 30, 2018

Invesco V.I. Equally-Weighted S&P
  500 Fund
   Series I Shares                      Contractual          2.00%            July 1, 2012     June 30, 2018
   Series II Shares                     Contractual          2.25%            July 1, 2012     June 30, 2018

Invesco V.I. Equity and Income Fund
   Series I Shares                      Contractual          1.50%            July 1, 2012     June 30, 2018
   Series II Shares                     Contractual          1.75%            July 1, 2012     June 30, 2018

Invesco V.I. Global Core Equity Fund
   Series I Shares                      Contractual          2.25%            July 1, 2012     June 30, 2018
   Series II Shares                     Contractual          2.50%            July 1, 2012     June 30, 2018

Invesco V.I. Global Health Care Fund
   Series I Shares                      Contractual          2.00%            May 1. 2013      June 30, 2018
   Series II Shares                     Contractual          2.25%            May 1, 2013      June 30, 2018

Invesco V.I. Global Real Estate Fund
   Series I Shares                      Contractual          2.00%            May 1. 2013      June 30, 2018
   Series II Shares                     Contractual          2.25%            May 1, 2013      June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                       ------------  ---------- -----------------  ---------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual      1.50%     May 1, 2013      June 30, 2018
   Series II Shares                        Contractual      1.75%     May 1, 2013      June 30, 2018

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual      1.50%     May 1, 2013      June 30, 2018
   Series II Shares                        Contractual      1.75%     May 1, 2013      June 30, 2018

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual      0.78%     May 1. 2013      April 30, 2019
   Series II Shares                        Contractual      1.03%     May 1, 2013      April 30, 2019

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual      1.50%     May 1, 2014      June 30, 2018
   Series II Shares                        Contractual      1.75%     May 1, 2014      June 30, 2018

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual      2.25%     July 1, 2012     June 30, 2018
   Series II Shares                        Contractual      2.50%     July 1, 2012     June 30, 2018

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual      2.00%     May 1, 2015      June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2015      June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013      June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2013      June 30, 2018

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual      2.00%     July 1, 2014     June 30, 2018
   Series II Shares                        Contractual      2.25%     July 1, 2014     June 30, 2018

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual      2.00%     July 1, 2012     June 30, 2018
   Series II Shares                        Contractual      2.25%     July 1, 2012     June 30, 2018

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013      June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2013      June 30, 2018

Invesco V.I. Technology Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013      June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2013      June 30, 2018

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013      June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2013      June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 8
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of December 15, 2017, amends the Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, by and between Short-Term Investments Trust, a Delaware statutory trust, and Invesco Advisers Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to change the name of Government & Agency Portfolio to Invesco Government & Agency Portfolio, Treasury Obligations Portfolio to Invesco Treasury Obligations Portfolio, Liquid Assets Portfolio to Invesco Liquid Assets Portfolio, STIC Prime Portfolio to Invesco STIC Prime Portfolio, Tax-Free Cash Reserve Portfolio to Invesco Tax-Free Cash Reserve Portfolio and Treasury Portfolio to Invesco Treasury Portfolio;

   NOW, THEREFORE, the parties agree as follows;

   1. Schedule A and Schedule B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "SCHEDULE A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                           -------------------------------------
 Invesco Government & Agency Portfolio              June 1, 2000
 Invesco Treasury Obligations Portfolio             June 1, 2000
 Invesco Liquid Assets Portfolio                  November 24, 2003
 Invesco STIC Prime Portfolio                     November 24, 2003
 Invesco Tax-Free Cash Reserve
   Portfolio                                       April 30, 2008
 Invesco Treasury Portfolio                         June 1, 2000

                                  SCHEDULE B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                        INVESCO LIQUID ASSETS PORTFOLIO
                         INVESCO STIC PRIME PORTFOLIO
                          INVESCO TREASURY PORTFOLIO

        NET ASSETS                                          ANNUAL RATE
        ----------                                          -----------
        All Assets.........................................       0.15%

                     INVESCO GOVERNMENT & AGENCY PORTFOLIO

        NET ASSETS                                          ANNUAL RATE
        ----------                                          -----------
        All Assets.........................................       0.10%

                    INVESCO TREASURY OBLIGATIONS PORTFOLIO

        NET ASSETS                                          ANNUAL RATE
        ----------                                          -----------
        First $250 million.................................       0.20%
        Over $250 million up to and including $500 million.       0.15%
        Over $500 million..................................       0.10%

                    INVESCO TAX-FREE CASH RESERVE PORTFOLIO

        NET ASSETS                                          ANNUAL RATE
        ----------                                          -----------
        All Assets.........................................       0.20%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                SHORT-TERM INVESTMENTS TRUST

Attest:  /s/ Peter A. Davidson                  By:  /s/ John M. Zerr
         ---------------------------------------     --------------------------------------
         Assistant Secretary                         John M. Zerr
                                                     Senior Vice President

(SEAL)

                                                INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson                  By:  /s/ John M. Zerr
         ---------------------------------------     --------------------------------------
         Assistant Secretary                         John M. Zerr
                                                     Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 3
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated December 15, 2017, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser") on behalf of Short-Term Investments Trust (the "Trust"), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers")

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to change the name of Government & Agency Portfolio to Invesco Government & Agency Portfolio, Treasury Obligations Portfolio to Invesco Treasury Obligations Portfolio, Liquid Assets Portfolio to Invesco Liquid Assets Portfolio, STIC Prime Portfolio to Invesco STIC Prime Portfolio, Tax-Free Cash Reserve Portfolio to Invesco Tax-Free Cash Reserve Portfolio and Treasury Portfolio to Invesco Treasury Portfolio;

   NOW, THEREFORE, the parties agree as follows;

   1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

       Invesco Government & Agency Portfolio
       Invesco Liquid Assets Portfolio
       Invesco STIC Prime Portfolio
       Invesco Tax-Free Cash Reserve Portfolio
       Invesco Treasury Portfolio
       Invesco Treasury Obligations Portfolio"

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

                                                               Sub-Item 77Q1(e)

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                                               Sub-Item 77Q1(e)

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer,
                                                  Funds & Senior Vice
                                                  President, Fund Administration

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President
                                                  Chief Financial Officer

                                                               Sub-Item 77Q1(e)

                                          INVESCO ASSET MANAGEMENT
                                          DEUTSCHLAND GMBH

                                          Sub-Advisor

                                          By:     /s/ S. Hofmann /s/ L. Baumann
                                                  ------------------------------
                                          Name:   S. Hofmann     L. Baumann
                                          Title:  Director       Proxy Holder

                                                               Sub-Item 77Q1(e)

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Advisor

                                          By:     /s/ S. Hofmann
                                                  ------------------------------
                                          Name:   S. Hofmann
                                          Title:  Director

                                                               Sub-Item 77Q1(e)

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Advisor

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                                               Sub-Item 77Q1(e)

                                          INVESCO HONG KONG LIMITED

                                          Sub-Advisor

                                          By:     /s/ Fanny Lee /s/ Paul Chan
                                                  ------------------------------
                                          Name:   Fanny Lee     Paul Chan
                                          Title:  Authorized Signatories

                                                               Sub-Item 77Q1(e)

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Advisor

                                          By:     /s/ Scott Baskind
                                                  ------------------------------
                                          Name:   Scott Baskind
                                          Title:  President

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 16
                                      TO
                             SUB-ADVISORY CONTRACT

    This Amendment dated as of December 15, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

    WHEREAS, the parties agree to amend the Contract to change the name of Premier Portfolio to Invesco Premier Portfolio and Premier Tax-Exempt Portfolio to Invesco Premier Tax-Exempt Portfolio, series portfolios of AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust); and to change the name of Government & Agency Portfolio to Invesco Government & Agency Portfolio, Treasury Obligations Portfolio to Invesco Treasury Obligations Portfolio, Tax-Free Cash Reserve Portfolio to Invesco Tax-Free Cash Reserve Portfolio, series portfolios of Short-Term Investments Trust, as listed on the attached Exhibit A, which were approved by shareholders;

    NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        --------------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ---------------------------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 17
                                      TO
                             SUB-ADVISORY CONTRACT

    This Amendment dated as of December 18, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

    WHEREAS, the parties agree to amend the Contract to add Invesco Peak Retirement(TM) 2065 Fund, Invesco Peak Retirement(TM) 2060 Fund, Invesco Peak Retirement(TM) 2055 Fund, Invesco Peak Retirement(TM) 2050 Fund, Invesco Peak Retirement(TM) 2045 Fund, Invesco Peak Retirement(TM) 2040 Fund, Invesco Peak Retirement(TM) 2035 Fund, Invesco Peak Retirement(TM) 2030 Fund, Invesco Peak Retirement(TM) 2025 Fund, Invesco Peak Retirement(TM) 2020 Fund, Invesco Peak Retirement(TM) 2015 Fund, Invesco Peak Retirement(TM) Now Fund, series portfolios of AIM Growth Series (Invesco Growth Series) and Invesco U.S. Managed Volatility Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds);

    NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        --------------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ---------------------------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund
Invesco Peak Retirement(TM) 2015 Fund
Invesco Peak Retirement(TM) 2020 Fund
Invesco Peak Retirement(TM) 2025 Fund
Invesco Peak Retirement(TM) 2030 Fund
Invesco Peak Retirement(TM) 2035 Fund
Invesco Peak Retirement(TM) 2040 Fund
Invesco Peak Retirement(TM) 2045 Fund
Invesco Peak Retirement(TM) 2050 Fund
Invesco Peak Retirement(TM) 2055 Fund
Invesco Peak Retirement(TM) 2060 Fund
Invesco Peak Retirement(TM) 2065 Fund
Invesco Peak Retirement(TM) Now Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund

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Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund
Invesco U.S. Managed Volatility Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

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INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio

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